UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_________________________
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2018
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Park-Ohio Holdings Corp.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation)	000-03134 (Commission File Number)	34-1867219 (I.R.S. Employer Identification No.)
6065 Parkland Boulevard, Cleveland, Ohio (Address of principal executive offices)		44124 (Zip Code)
440-947-2000 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Park-Ohio Industries, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation)	333-43005-01 (Commission File Number)	34-6520107 (I.R.S. Employer Identification No.)
6065 Parkland Boulevard, Cleveland, Ohio (Address of principal executive offices)		44124 (Zip Code)
440-947-2000 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 10, 2018, the boards of directors of Park-Ohio Holdings Corp. (“Holdings”) and its operating subsidiary, Park-Ohio Industries, Inc. (“Industries”), elected Matthew V. Crawford, the current President and Chief Operating Officer of Holdings and Industries, as Chairman and Chief Executive Officer of Holdings and Industries, effective immediately. Edward F. Crawford was elected President of Holdings and Industries. Matthew Crawford will act as the principal executive officer of Holdings and Industries in his new role.
In the past, Edward Crawford has been eligible under Industries’ cash bonus plan for a bonus award equal to 5% of consolidated adjusted income before income taxes (adjusted for unusual and extraordinary gains and losses) (“Adjusted EBT”). For 2018, each of Edward Crawford and Matthew Crawford will be eligible for a bonus award equal to 50% of 5% of consolidated Adjusted EBT. In connection with his promotion, Matthew Crawford’s annual base salary was increased to $750,000.
Matthew Crawford, age 48, has served as President and Chief Operating Officer of Holdings and Industries since 2003 and as a director since 1997.
In addition to be elected President, Edward Crawford, age 80, will remain with Holdings and Industries as a director. Edward Crawford has served as Chairman and Chief Executive Officer and as a director of Holdings and Industries since 1992.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Park-Ohio Holdings Corp.

By:	/s/ Robert D. Vilsack

Name:	Robert D. Vilsack

Title:	Secretary
Date: May 11, 2018

Park-Ohio Industries, Inc.

By:	/s/ Robert D. Vilsack

Name:	Robert D. Vilsack

Title:	Secretary
Date: May 11, 2018